UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $12.87 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $12.69.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Global Income Builder at NAV[a]	9.31%
Cohen & Steers Global Income Builder at Market Value[a]	17.00%
MSCI World Index—net[b]	6.18%
Blended Benchmark—55% CBOE S&P 500 BuyWrite Index/ 15% S&P 500 Index/15% BofA Merrill Lynch Fixed-Rate Preferred Securities Index/15% MSCI EAFE Index[b]	6.78%
S&P 500 Index[b]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and is net of dividend withholding taxes. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of June 30, 2014, 70.8% of the Fund's assets were invested in the global large cap value strategy.

Investment Review

Global equities rebounded in the six-month period ended June 30, 2014 after a somewhat choppy beginning. In January, the Federal Reserve (the Fed) began to trim its bond-buying program by $10 billion a month, and investors watched to see if this would trigger a jump in interest rates. However, the yield on 10-year Treasuries declined from 3.0% to 2.5% by the end of the period amid mixed economic signals and continued low inflation.

The United States reported a contraction in gross domestic product in the first quarter, but investors shrugged it off as weather related, and a number of broad indexes went on to break new records. China's economic slowdown reversed mid-period and manufacturing activity picked up. Japan's accommodative monetary policy and infrastructure spending gave a boost to its economy and allayed fears that April's consumer tax increase would inhibit growth. The Eurozone grappled with worryingly low inflation, but saw improvement in the economies of the nations on its periphery.

Energy and Health Care Stocks Led Large Cap

The energy sector led the large-cap sector with a total return of 14.0%c, tracking the run-up in oil prices caused by concerns that unrest in Iraq would threaten supplies. Large pharmaceutical companies buoyed the health care sector (11.3%), especially those that introduced new drugs to combat hepatitis C. Within information technology (IT) (7.9%), hardware manufacturers, including semiconductor companies, rallied on stronger-than-expected demand for personal computers. Consumer staples (6.4%) slowed as the period progressed; there was a falloff in store traffic from a slowdown in consumer spending, higher gasoline prices and online competition.

c  Large cap sector returns are in U.S. dollars as measured by the MSCI World Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Transport companies propelled the industrials sector (3.3%) out of a first-quarter slump; macroeconomic improvements drove up demand for coal and conferred pricing power on the companies that move it. Among financial services companies (2.8%), banks waited for interest rates to rise and widen spreads, with little relief. The torrid pace of mergers & acquisitions and initial public offerings was good for capital markets firms, but trading activity remained sluggish. The consumer discretionary sector (1.8%) was hit by the exceptionally harsh winter, which kept shoppers at home and delayed housing starts—but the sector gathered momentum when spring arrived.

Global Infrastructure Outpaced the Broader Markets

Within global infrastructure, the pipelines subsector (22.3% total returnd) benefited from strong cash-flow growth, solid fundamentals and an enhanced growth outlook. Most companies in the top-performing water subsector (21.8%) are domiciled in Europe, and their stock prices rose in tandem with the region's economic prospects. And in this period of sustained low interest rates, electric utilities' (15.6%) high income and moderately improving fundamental outlook attracted investors. Japanese utilities were an exception; they declined when it became clear that the nuclear plants shuttered after Fukushima would not restart this summer.

Results within the economically sensitive transportation subsectors were mixed. Toll roads (18.3%) were lifted by greater economic activity in Europe, which translated into more freight traffic and higher passenger volumes. Airports (10.7%), on the other hand, slowed in the second quarter as the outlook for some major European airlines grew more challenging. Most companies in the railways subsector (5.3%) are domiciled in Japan and moved down with Japanese indexes in the first quarter before rallying amid strong passenger volume and confidence that the government would help finance Central Japan Railway's maglev (magnetic levitation) train development.

Lower Borrowing Costs Boosted REITs

Global real estate stocks were aided by improving fundamentals and low borrowing costs. U.S. apartment Real Estate Investment Trusts (REITs) (23.6% total returne) overcame the pressures of new supply and outperformed. Asset values and rent-growth expectations in the office sector (17.8%) improved, particularly in New York City and San Francisco. The shopping center (16.7%) and regional mall (16.4%) sectors saw more tenant demand for in-line storefronts in prime locations.

The European Central Bank's (ECB) aggressive new liquidity measures fueled optimism regarding economic growth in the Eurozone. Sovereign yields across the region fell to all-time lows; France (20.7% total returnf) and the Netherlands (19.2%), whose economies struggled, were clear beneficiaries. The U.K. (8.5%) lagged, but fundamentals for commercial real estate within and beyond London strengthened along with growth in the country's economy and jobs.

d  Infrastructure subsector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

e  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

f  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Asia Pacific markets trailed Europe and North America. Japan (–7.6%) declined following its market-leading performance in 2013, hindered by weakness in certain developers. Australia (12.8%) was buoyed by capital flows from investors drawn to its attractive values and stable interest-rate outlook. Hong Kong (5.0%) had a relatively modest gain, with shifts in performance influenced by perceptions of economic growth in China.

Fund Performance

The Fund advanced in the period and outperformed its blended benchmark as measured by net asset value (NAV) and market price. At 70.8% of the Fund's assets, the large cap value strategy was the main driver of absolute performance. Based on NAV, stock selection in the IT, materials and consumer discretionary sectors was favorable, as were our overweight and stock selection in energy. Stock selection in financial services and industrials and our underweight in health care were detrimental.

Within global infrastructure and utilities, our stock selection in the pipelines subsector was the biggest contributor to relative performance—particularly our allocation to midstream companies structured as master limited partnerships. Our stock selection and overweight in toll roads was also favorable. Factors that detracted from relative return included our stock selection and underweight in the water and communications subsectors.

Within global REITs, our underweight and stock selection in Japan, our overweight in Spain and the U.K. and our underweight in the United States were positive contributors to relative return. Stock selection in Hong Kong, Australia and the United States was unfavorable.

Impact of Derivatives on Fund Performance

The Fund sold covered call options on an index with the intention of earning option premium to generate income to pay dividends and reduce the volatility of the Fund's investments. In the six-month period ended June 30, 2014, the use of these instruments detracted from the Fund's performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2014 compared to its blended benchmark, which is not leveraged.

Investment Outlook

Markets and investors face a few headwinds; paramount among them are instability in the Middle East and Ukraine and the still-fragile global economic recovery. And, while inflation is picking up slightly in the United States, deflation remains a concern in Asia and Europe. Some companies have trimmed guidance and a few analysts have tempered their projections.

With this in mind, our outlook for the balance of 2014 is both constructive and watchful. Among large cap stocks, recent strength resulting in less-attractive valuations is driving our rotation from sectors

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

that have done very well, such as IT, where we have reduced our overweight, into areas with room to grow, such as financial services, industrials and energy. We would not be surprised to see interest rates rise but still remain at historically low levels through year end, helping leveraged sectors and the financial sector. Though near-term turbulence may increase, we do not believe it is time to become defensive.

The need for substantial global infrastructure spending is urgent, and with many governments facing budget constraints in the wake of the global recession, we believe private capital is poised to assume a larger role. The pipeline subsector remains attractive to us, especially given greater North American energy production and cost competitiveness in global markets. Within the communications subsector, we have become more constructive on towers' attractive valuations and strong secular growth trends.

We also believe the supportive government policies in Europe will help spur the region's recovery. Toll road operators are the best way to access this opportunity, in our view, given their attractive valuations and leverage to rising economic activity. European integrated utilities have successfully executed a fundamental restructuring, but on the whole, we find them richly valued and vulnerable to higher interest rates.

Among REITs, our positive outlook for the U.S. economy leads us to prefer cyclically sensitive names. We find the strengthening fundamentals of New York City offices attractive; we have also begun to take targeted positions in suburban office companies trading at discounts to their underlying property values.

Within Europe, we believe the expansion of credit is critical to the ongoing improvement of real estate fundamentals, and are encouraged by the ECB's interest-rate reductions and extended asset purchase programs. Operating trends and capital values in London and the entire U.K. reflect increasingly healthy fundamentals, and we believe there is room for additional expansion.

In Japan, we see further evidence that fundamentals are slowly improving in the Tokyo office market. We have turned incrementally more positive on Hong Kong's residential sector, given attractive valuations, improving responses to property launches and an apparent trough in policy tightening. While we maintain a positive long-term view of Australia's commercial real estate fundamentals, we have become more cautious toward the market in the intermediate term.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

RICHARD E. HELM	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	DOUGLAS R. BOND
Portfolio Manager	Portfolio Manager

BEN MORTON	JON CHEIGH
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JASON A. YABLON
Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2014, leverage represented 19% of the Fund's managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	19%
Current Rate on Debt .	0.9%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2014. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

June 30, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Exxon Mobil Corp.	$7,525,528	2.1
EOG Resources	4,709,458	1.3
Apple	4,562,863	1.2
Avago Technologies Ltd. (USD)	4,539,473	1.2
Citrix Systems	4,447,305	1.2
Devon Energy Corp.	4,168,500	1.1
GlaxoSmithKline PLC	3,929,292	1.1
Novartis AG	3,830,277	1.0
Hewlett-Packard Co.	3,789,000	1.0
Allianz SE	3,716,158	1.0

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK	111.1%
AUSTRALIA	1.4%
FINANCIAL—BANKS	0.4%
Australia and New Zealand Banking Group Ltd.[a]		39,961	$1,256,292
MATERIALS—METALS & MINING	0.3%
BHP Billiton Ltd.[a]		29,287	991,420
REAL ESTATE—INDUSTRIALS	0.4%
Goodman Group		248,639	1,183,993
TOLL ROADS	0.3%
Transurban Group		111,261	775,311
TOTAL AUSTRALIA			4,207,016
AUSTRIA	0.3%
AIRPORTS
Flughafen Wien AG		9,334	869,111
BELGIUM	1.1%
CONSUMER STAPLES
Anheuser-Busch InBev NVa		28,100	3,228,249
BERMUDA	0.3%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[b]		69,546	1,011,199
BRAZIL	0.3%
ELECTRIC—INTEGRATED ELECTRIC
Light SA		83,461	814,401
CANADA	3.0%
FINANCIAL—BANKS	0.5%
Toronto-Dominion Bank (USD)		25,700	1,321,237
MATERIALS—CHEMICALS	0.7%
Potash Corp. of Saskatchewan		54,300	2,065,033
PIPELINES—C-CORP	1.4%
AltaGas Ltd.		22,415	1,031,000
Enbridge		41,562	1,972,058
Inter Pipeline Ltd.		34,684	1,076,551
			4,079,609

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
TRANSPORT—RAIL	0.4%
Canadian National Railway Co.		20,100	$1,307,286
TOTAL CANADA			8,773,165
FRANCE	4.2%
CONSUMER STAPLES	0.6%
Danone SAa		25,700	1,908,761
CONSUMER—CYCLICAL—DIVERSIFIED	0.5%
LVMH Moet Hennessy Louis Vuitton SAa		7,400	1,426,701
ENERGY—OIL & GAS	0.9%
Total SAa		38,381	2,773,859
FINANCIAL—BANKS	0.8%
BNP Paribas[a]		36,900	2,503,369
MATERIALS—CONSTRUCTION MATERIALS	0.4%
Lafarge SAa		13,600	1,180,666
REAL ESTATE—DIVERSIFIED	0.4%
Gecina SA		7,909	1,153,373
TOLL ROADS	0.6%
Groupe Eurotunnel SAa		123,021	1,663,807
TOTAL FRANCE			12,610,536
GERMANY	4.7%
AUTOMOTIVE	0.8%
Bayerische Motoren Werke AGa		19,900	2,523,809
FINANCIAL	2.1%
BANKS	0.8%
Deutsche Bank AGa		68,100	2,396,042
INSURANCE	1.3%
Allianz SEa		22,300	3,716,158
TOTAL FINANCIAL			6,112,200
INDUSTRIALS	1.1%
AIRLINES	0.7%
Deutsche Lufthansa AGa		96,700	2,076,210
ELECTRICAL EQUIPMENT	0.4%
Siemens AG		9,800	1,294,276
TOTAL INDUSTRIALS			3,370,486

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
TECHNOLOGY—SOFTWARE	0.7%
SAP AGa		26,300	$2,031,111
TOTAL GERMANY			14,037,606
HONG KONG	4.6%
ENERGY—OIL & GAS	0.2%
CNOOC Ltd.[a]		424,000	763,708
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.2%
Hong Kong Exchanges and Clearing Ltd.[a]		39,000	726,620
GAS DISTRIBUTION	0.3%
Hong Kong and China Gas Co., Ltd.		439,800	963,538
HOTEL	0.6%
Wynn Macau Ltd.		470,000	1,849,582
INDUSTRIALS—DIVERSIFIED	1.1%
Hutchison Whampoa Ltd.[a]		234,000	3,197,332
MARINE PORTS	0.3%
China Merchants Holdings International Co., Ltd.		254,000	791,456
REAL ESTATE	1.7%
DIVERSIFIED	0.5%
New World Development Co., Ltd.		1,321,097	1,503,416
Sun Hung Kai Properties Ltd.		404	5,546
			1,508,962
OFFICE	0.3%
Hongkong Land Holdings Ltd. (USD)		117,598	784,379
RESIDENTIAL	0.3%
China Overseas Land & Investment Ltd.		174,000	422,068
Shimao Property Holdings Ltd.		226,500	417,323
			839,391
RETAIL	0.6%
Link REIT		337,000	1,813,184
TOTAL REAL ESTATE			4,945,916
TELECOMMUNICATION SERVICES	0.2%
China Mobile Ltd.[a]		56,500	548,204
TOTAL HONG KONG			13,786,356

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
IRELAND	1.4%
HEALTH CARE—PHARMACEUTICALS
Actavis PLC (USD)[b,c]		12,300	$2,743,515
Perrigo Co. PLC (USD)		9,400	1,370,144
TOTAL IRELAND			4,113,659
ITALY	1.5%
COMMUNICATIONS—TOWERS	0.3%
Ei Towers S.p.A.[b]		14,554	787,187
ENERGY—OIL & GAS	0.9%
Eni S.p.A.[a]		99,400	2,719,447
TOLL ROADS	0.3%
Atlantia S.p.A.		30,374	865,927
TOTAL ITALY			4,372,561
JAPAN	10.1%
AUTOMOTIVE	0.4%
Toyota Motor Corp.[a]		22,000	1,321,238
CONSUMER DISCRETIONARY—MEDIA	0.7%
CyberAgent[a]		54,000	2,185,480
FINANCIAL	1.6%
DIVERSIFIED FINANCIAL SERVICES	1.2%
Mitsubishi UFJ Financial Group		167,000	1,023,710
ORIX Corp.[a]		140,500	2,328,607
			3,352,317
INSURANCE	0.4%
NKSJ Holdings[a]		46,250	1,245,447
TOTAL FINANCIAL			4,597,764
GAS DISTRIBUTION	0.4%
Osaka Gas Co., Ltd.		245,000	1,030,255
HEALTH CARE—PHARMACEUTICALS	0.7%
Astellas Pharma[a]		152,100	1,998,372
INDUSTRIALS	2.5%
COMMERCIAL SERVICES & SUPPLIES	0.8%
Secom Co., Ltd.[a]		41,700	2,547,979

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
ELECTRICAL EQUIPMENT	1.7%
Fanuc Ltd.[a]		13,600	$2,345,313
Murata Manufacturing Co., Ltd.[a]		27,900	2,611,124
			4,956,437
TOTAL INDUSTRIALS			7,504,416
MATERIALS—METALS & MINING	0.9%
JFE Holdings		65,500	1,351,962
Nippon Steel & Sumitomo Metal Corp.		439,200	1,404,677
			2,756,639
RAILWAYS	0.4%
Central Japan Railway Co.[a]		8,000	1,141,109
REAL ESTATE	0.8%
DIVERSIFIED	0.3%
Mitsui Fudosan Co., Ltd.		30,000	1,011,599
INDUSTRIALS	0.5%
Hulic Co., Ltd.		111,100	1,464,079
TOTAL REAL ESTATE			2,475,678
TECHNOLOGY	1.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS	0.7%
Kyocera Corp.[a]		26,900	1,276,691
Sony Corp.[a]		40,500	672,435
			1,949,126
OFFICE ELECTRONICS	0.4%
Canon[a]		40,900	1,330,698
TOTAL TECHNOLOGY			3,279,824
TELECOMMUNICATION SERVICES	0.6%
KDDI Corp.[a]		26,600	1,622,441
TOTAL JAPAN			29,913,216
JERSEY	0.6%
CONSUMER DISCRETIONARY—MEDIA
WPP PLC (GBP)[a]		85,500	1,864,176
MEXICO	1.0%
AIRPORTS	0.4%
Grupo Aeroportuario del Pacifico SAB de CV, ADR[c]		17,351	1,173,275

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SA de CV		410,600	$1,100,757
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		573,400	595,786
TOTAL MEXICO			2,869,818
NETHERLANDS	1.0%
INDUSTRIALS—AEROSPACE & DEFENSE	0.6%
Airbus Group NV		25,500	1,708,846
REAL ESTATE—RETAIL	0.4%
Wereldhave NV		13,743	1,277,762
TOTAL NETHERLANDS			2,986,608
NORWAY	0.3%
REAL ESTATE—OFFICE
Norwegian Property ASA[b]		779,163	959,052
SINGAPORE	1.9%
REAL ESTATE—DIVERSIFIED	0.3%
Capitaland Ltd.[a]		373,000	957,254
TECHNOLOGY—SEMICONDUCTORS	1.6%
Avago Technologies Ltd. (USD)[c]		62,987	4,539,473
TOTAL SINGAPORE			5,496,727
SOUTH KOREA	0.4%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR, 144Ad		2,000	1,292,000
SPAIN	1.4%
ELECTRIC—REGULATED ELECTRIC	0.3%
Red Electrica Corp. SAa		9,353	855,512
FINANCIAL—BANKS	0.5%
Banco Santander Central Hispano SA		132,765	1,387,097
TELECOMMUNICATION SERVICES	0.2%
Telefonica SAa		38,500	660,030
TOLL ROADS	0.4%
Ferrovial SA		54,380	1,211,133
TOTAL SPAIN			4,113,772

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SWITZERLAND	4.6%
AIRPORTS	0.4%
Flughafen Zuerich AGa		1,780	$1,093,933
CONSUMER—NON-CYCLICAL—FOOD	0.9%
Nestle SAa		33,020	2,558,045
FINANCIAL	1.2%
BANKS	0.3%
Credit Suisse Group AGa		37,073	1,060,184
INSURANCE	0.9%
Zurich Insurance Group AGa		8,600	2,592,219
TOTAL FINANCIAL			3,652,403
HEALTH CARE—PHARMACEUTICALS	1.3%
Novartis AGa		42,300	3,830,277
INDUSTRIALS—ELECTRICAL COMPONENT & EQUIPMENT	0.4%
TE Connectivity Ltd. (USD)[c]		21,364	1,321,150
MATERIALS—CHEMICALS	0.4%
Syngenta AGa		3,124	1,163,574
TOTAL SWITZERLAND			13,619,382
UNITED KINGDOM	10.9%
CONSUMER STAPLES—BEVERAGE	0.6%
Diageo PLC[a]		54,700	1,746,829
CONSUMER—CYCLICAL—RETAIL	0.9%
Next PLC[a]		23,600	2,615,190
CONSUMER—NON-CYCLICAL—HOUSEHOLD PRODUCTS	0.8%
Reckitt Benckiser Group PLC[a]		29,000	2,531,160
ELECTRIC	0.6%
ELECTRIC UTILITIES	0.1%
Abengoa Yield PLC (USD)[b]		4,697	177,641
REGULATED ELECTRIC	0.5%
National Grid PLC[a]		102,334	1,471,129
TOTAL ELECTRIC			1,648,770

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
ENERGY	1.8%
OIL & GAS	0.9%
BP PLC[a]		305,000	$2,687,659
OIL & GAS EQUIPMENT & SERVICES	0.9%
Ensco PLC, Class A (USD)[a]		47,100	2,617,347
TOTAL ENERGY			5,305,006
FINANCIAL—BANKS	1.6%
Barclays PLC[a]		596,700	2,173,097
HSBC Holdings PLC[a]		240,166	2,436,938
			4,610,035
HEALTH CARE—PHARMACEUTICALS	1.3%
GlaxoSmithKline PLC[a]		146,800	3,929,292
INDUSTRIALS	1.4%
AEROSPACE & DEFENSE	0.6%
EasyJet PLC[a]		72,772	1,699,998
MACHINERY	0.8%
Pentair PLC (USD)		34,800	2,509,776
TOTAL INDUSTRIALS			4,209,774
INSURANCE—LIFE/HEALTH INSURANCE	0.4%
St. James's Place PLC		91,436	1,192,405
PIPELINES—MLP	0.4%
Seadrill Partners LLC (USD)		35,094	1,163,717
REAL ESTATE	0.8%
DIVERSIFIED	0.2%
Helical Bar PLC		85,075	509,591
RETAIL	0.2%
Hammerson PLC		79,967	793,762
SELF STORAGE	0.4%
Big Yellow Group PLC		134,412	1,140,962
TOTAL REAL ESTATE			2,444,315
WATER	0.3%
Pennon Group PLC		60,474	812,437
TOTAL UNITED KINGDOM			32,208,930

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UNITED STATES	56.1%
AUTOMOTIVE	0.2%
Ford Motor Co.[a]		38,200	$658,568
COMMUNICATIONS—TOWERS	1.4%
American Tower Corp.		23,505	2,114,980
Crown Castle International Corp.[c]		18,387	1,365,419
SBA Communications Corp., Class Ab		7,364	753,337
			4,233,736
CONSUMER DISCRETIONARY—HOTELS, RESTAURANTS & LEISURE	0.9%
Las Vegas Sands Corp.[c]		34,500	2,629,590
CONSUMER—CYCLICAL	4.7%
AIRLINES	0.4%
Alaska Air Group[a]		13,500	1,283,175
APPAREL	0.9%
Hanesbrands[c]		14,400	1,417,536
VF Corp.[c]		20,000	1,260,000
			2,677,536
AUTOMOBILES	0.4%
Harley-Davidson[c]		18,700	1,306,195
HOME BUILDERS	0.7%
D.R. Horton[a]		80,400	1,976,232
MEDIA	1.2%
The Walt Disney Co.[a]		42,800	3,669,672
RESTAURANT	0.7%
Starbucks Corp.[a]		26,300	2,035,094
RETAIL	0.4%
Ross Stores[a]		16,800	1,110,984
TOTAL CONSUMER—CYCLICAL			14,058,888
CONSUMER—NON-CYCLICAL	2.5%
FOOD PRODUCTS	1.1%
Tyson Foods, Class Aa		84,900	3,187,146

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
RETAIL	1.4%
Costco Wholesale Corp.[c]		19,300	$2,222,588
CVS Caremark Corp.[a]		26,800	2,019,916
			4,242,504
TOTAL CONSUMER—NON-CYCLICAL			7,429,650
ELECTRIC	0.7%
INTEGRATED ELECTRIC	0.1%
NextEra Energy Partners LPb		3,123	104,652
REGULATED ELECTRIC	0.6%
CMS Energy Corp.[a]		29,524	919,672
PG&E Corp.[a,c]		18,335	880,447
			1,800,119
TOTAL ELECTRIC			1,904,771
ENERGY	7.5%
OIL & GAS	6.7%
Anadarko Petroleum Corp.[a,c]		31,837	3,485,196
Devon Energy Corp.[a]		52,500	4,168,500
EOG Resources[a]		40,300	4,709,458
Exxon Mobil Corp.[a]		74,747	7,525,528
			19,888,682
OIL & GAS SERVICES	0.8%
Baker Hughes		18,200	1,354,990
Schlumberger Ltd.[c]		9,198	1,084,904
			2,439,894
TOTAL ENERGY			22,328,576
FINANCIAL	8.7%
BANKS	2.4%
Bank of America Corp.[a]		212,300	3,263,051
Comerica[a]		24,800	1,243,968
Wells Fargo & Co.[a]		49,087	2,580,013
			7,087,032
CREDIT CARD	0.5%
American Express Co.[a]		14,700	1,394,589

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	4.8%
Ameriprise Financial[a]		23,000	$2,760,000
BlackRock[c]		8,323	2,660,031
Capital One Financial Corp.[c]		16,600	1,371,160
Citigroup[a]		58,011	2,732,318
JPMorgan Chase & Co.[a]		57,394	3,307,042
Morgan Stanley[c]		40,700	1,315,831
			14,146,382
INSURANCE	1.0%
American International Group[a]		34,076	1,859,868
Prudential Financial[a,c]		13,700	1,216,149
			3,076,017
TOTAL FINANCIAL			25,704,020
GAS DISTRIBUTION	0.7%
Sempra Energy[a,c]		19,067	1,996,506
HEALTH CARE	4.6%
BIOTECHNOLOGY	1.1%
Amgen[a]		10,700	1,266,559
Gilead Sciences[b,c]		25,600	2,122,496
			3,389,055
HEALTH CARE EQUIPMENT & SUPPLIES	0.9%
Zimmer Holdings[a,c]		24,700	2,565,342
HEALTH CARE PROVIDERS & SERVICES	1.6%
Aetna		8,700	705,396
Cigna Corp.[c]		28,000	2,575,160
Universal Health Services, Class Ba		14,700	1,407,672
			4,688,228
HEALTHCARE PRODUCTS	0.6%
Thermo Fisher Scientific[a]		16,419	1,937,442
PHARMACEUTICALS	0.4%
Pfizer[a]		38,784	1,151,109
TOTAL HEALTH CARE			13,731,176

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	4.8%
AEROSPACE & DEFENSE	0.9%
Triumph Group		18,000	$1,256,760
United Technologies Corp.		10,973	1,266,833
			2,523,593
AUTO MANUFACTURERS	0.5%
PACCAR[c]		23,500	1,476,505
BUILDING PRODUCTS	0.5%
Eagle Materials[a]		14,823	1,397,512
DIVERSIFIED MANUFACTURING	1.2%
General Electric Co.[a]		46,330	1,217,552
Owens Corning[a]		32,200	1,245,496
WW Grainger[c]		4,400	1,118,788
			3,581,836
MACHINERY	1.1%
Flowserve Corp.		25,500	1,895,925
SPX Corp.		12,064	1,305,446
			3,201,371
ROAD & RAIL	0.6%
CSX Corp.[c]		62,000	1,910,220
TOTAL INDUSTRIALS			14,091,037
INFORMATION TECHNOLOGY	0.9%
F5 Networks[a,b,c]		23,800	2,652,272
MATERIALS—CHEMICALS	2.0%
Eastman Chemical Co.[c]		21,400	1,869,290
Ecolab[c]		11,800	1,313,812
Monsanto Co.[a]		22,100	2,756,754
			5,939,856
PIPELINES	3.7%
PIPELINES—C-CORP	1.6%
Plains GP Holdings LP, Class Ac		36,242	1,159,381
SemGroup Corp., Class A		22,002	1,734,858
Williams Cos. (The)		33,897	1,973,144
			4,867,383

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
PIPELINES—MLP	2.1%
Access Midstream Partners LP		13,642	$866,949
Energy Transfer Equity LPc		23,215	1,368,292
EQT Midstream Partners LP		20,267	1,960,630
GasLog Partners LPb		4,001	145,596
NGL Energy Partners LPc		25,276	1,095,462
Summit Midstream Partners LP		14,835	754,360
			6,191,289
TOTAL PIPELINES			11,058,672
REAL ESTATE	3.8%
DIVERSIFIED	0.6%
Forest City Enterprises, Class Aa,b		89,756	1,783,452
HOTEL	0.3%
Strategic Hotels & Resorts[b]		80,751	945,594
INDUSTRIALS	0.6%
First Industrial Realty Trust		33,860	637,923
Prologis		28,368	1,165,641
			1,803,564
OFFICE	0.8%
Corporate Office Properties Trust		19,379	538,930
Kilroy Realty Corp.		13,777	858,032
Parkway Properties		53,700	1,108,905
			2,505,867
SELF STORAGE	0.5%
Extra Space Storage		28,377	1,511,075
SHOPPING CENTERS	0.8%
COMMUNITY CENTER	0.4%
Weingarten Realty Investors		32,444	1,065,461
REGIONAL MALL	0.4%
Glimcher Realty Trust[c]		121,250	1,313,137
TOTAL SHOPPING CENTERS			2,378,598
SPECIALTY	0.2%
Digital Realty Trust		7,692	448,597
TOTAL REAL ESTATE			11,376,747

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SHIPPING	0.5%
Teekay Corp. (Marshall Islands)		24,930	$1,551,893
TECHNOLOGY	8.5%
COMPUTERS	2.8%
Apple[a]		49,100	4,562,863
Hewlett-Packard Co.[a]		112,500	3,789,000
			8,351,863
COMPUTERS & PERIPHERALS	1.3%
NVIDIA Corp.[c]		138,200	2,562,228
Western Digital Corp.		13,500	1,246,050
			3,808,278
INTERNET SERVICE PROVIDER	1.4%
Google, Class Aa,b,c		4,600	2,689,482
Yahoo![b]		37,500	1,317,375
			4,006,857
SEMICONDUCTORS	0.5%
SanDisk Corp.[c]		13,553	1,415,340
SERVICES	0.4%
Vantiv, Class Ab		37,700	1,267,474
SOFTWARE	2.1%
Citrix Systems[a,b]		71,100	4,447,305
Microsoft Corp.		42,800	1,784,760
			6,232,065
TOTAL TECHNOLOGY			25,081,877
TOTAL UNITED STATES			166,427,835
TOTAL COMMON STOCK (Identified cost—$263,029,513)			329,575,375

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS—UNITED STATES	5.6%
COVERED CALL	1.4%
BlackRock Enhanced Capital and Income Fund		25,257	$372,036
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		67,954	1,002,321
Eaton Vance Tax-Managed Diversified Equity Income Fund[c]		93,373	1,092,464
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		43,393	553,695
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[a]		107,975	1,119,701
			4,140,217
ENERGY/ RESOURCES	0.1%
Market Vectors Oil Service ETF		6,280	362,733
EQUITY TAX—ADVANTAGED	1.2%
Eaton Vance Tax-Advantaged Dividend Income Fund[c]		52,622	1,089,275
Eaton Vance Tax-Advantaged Global Dividend Income Fund		21,589	379,535
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		9,789	253,633
Gabelli Dividend & Income Trust[a]		48,622	1,064,822
John Hancock Tax-Advantaged Dividend Income Fund		36,580	765,619
			3,552,884
GLOBAL HYBRID (GROWTH & INCOME)	0.1%
Clough Global Opportunities Fund		22,196	288,548
INVESTMENT GRADE	0.1%
PIMCO Corporate and Income Opportunity Fund		19,715	371,628
MASTER LIMITED PARTNERSHIPS	0.7%
First Trust Energy Income and Growth Fund		21,794	787,853
First Trust MLP and Energy Income Fund		13,738	296,191
Kayne Anderson Energy Total Return Fund		15,490	502,341
Kayne Anderson MLP Investment Company		3,821	150,585
Nuveen Energy MLP Total Return Fund[c]		18,376	408,315
			2,145,285

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
MULTI-SECTOR	1.1%
AllianzGI Convertible & Income Fund		38,546	$408,202
AllianzGI Convertible & Income Fund II		22,051	220,510
PIMCO Dynamic Credit Income Fund[c]		25,354	603,932
PIMCO Dynamic Income Fund[c]		20,594	702,050
PIMCO Income Opportunity Fund[c]		24,000	702,240
PIMCO Income Strategy Fund IIc		45,557	503,860
			3,140,794
MUNICIPAL	0.1%
PIMCO Municipal Income Fund II		26,325	314,584
PREFERRED	0.3%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		8,437	165,365
Nuveen Preferred Income Opportunities Fund[c]		78,977	766,077
			931,442
REAL ESTATE	0.2%
Alpine Global Premier Properties Fund		50,073	372,543
Nuveen Real Estate Income Fund		1,500	16,770
			389,313
U.S. GENERAL EQUITY	0.2%
Consumer Discretionary Select Sector SPDR Fund		4,331	289,051
SPDR S&P 500 ETF Trust		1,704	333,507
			622,558
U.S. HYBRID (GROWTH & INCOME)	0.1%
Guggenheim Strategic Opportunities Fund[a]		13,385	294,336
TOTAL CLOSED-END FUNDS (Identified cost—$14,862,334)			16,554,322
PREFERRED SECURITIES—$25 PAR VALUE	2.2%
UNITED KINGDOM	0.7%
BANKS—FOREIGN
National Westminster Bank PLC, 7.76%, Series C (USD)		40,000	1,050,800
RBS Capital Funding Trust VII, 6.08%, Series G (USD)		40,000	964,000
			2,014,800

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UNITED STATES	1.5%
BANKS	0.3%
Regions Financial Corp., 6.375%, Series B		41,612	$1,071,093
INDUSTRIALS—CHEMICALS	0.4%
CHS, 7.10%, Series II		40,000	1,086,400
REAL ESTATE—DIVERSIFIED	0.8%
American Realty Capital Properties, 6.70%, Series F		70,000	1,640,100
Colony Financial, 8.50%, Series Aa		28,000	754,880
			2,394,980
TOTAL UNITED STATES			4,552,473
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$6,117,039)			6,567,273
PREFERRED SECURITIES—CAPITAL SECURITIES	3.8%
BRAZIL	0.5%
BANKS—FOREIGN
Banco do Brasil SA/Cayman, 9.00%, 144A (USD)[d]		1,630,000	1,615,738
GERMANY	0.5%
BANKS—FOREIGN
Commerzbank AG, 8.125%, due 9/19/23, 144A (USD)[d]		1,300,000	1,582,898
IRELAND	0.2%
BANKS—FOREIGN
Baggot Securities Ltd., 10.24%, 144A (EUR)[d]		300,000	452,896
SPAIN	0.4%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)		1,000,000	1,123,750
SWITZERLAND	0.9%
BANKS—FOREIGN	0.4%
Credit Suisse Group AG, 7.50%, 144A (USD)[d]		1,177,000	1,305,764
INSURANCE—REINSURANCE—FOREIGN	0.5%
Aquarius + Investments PLC, 8.25% (USD)		1,310,000	1,471,051
TOTAL SWITZERLAND			2,776,815

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	1.3%
BANKS—FOREIGN
Barclays PLC, 8.00% (EUR)		750,000	$1,123,511
Lloyds Banking Group PLC, 7.50% (USD)		1,100,000	1,173,150
Nationwide Building Society, 6.875%, Series EMTN		800,000	1,403,690
TOTAL UNITED KINGDOM			3,700,351
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$10,404,032)			11,252,448
		Principal Amount
CORPORATE BOND—UNITED STATES	0.6%
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ad		$1,500,000	1,704,533
TOTAL CORPORATE BONDS (Identified cost—$1,342,537)			1,704,533
		Number of Contracts
PURCHASED CALL OPTIONS—UNITED STATES	0.1%
S&P 500 Index, USD Strike Price 1,955, due 7/19/14		200	339,200
TOTAL PURCHASED CALL OPTIONS (Identified cost—$300,608)			339,200
		Number of Warrants
WARRANTS—HONG KONG	0.0%
Sun Hung Kai Properties Ltd, expires 4/22/16[b]		33	43
TOTAL WARRANTS (Identified cost—$0)			43
		Number of Shares
SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[e]		900,000	900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$900,000)			900,000

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

			Value
TOTAL INVESTMENTS (Identified cost—$296,956,063)		123.7%	$366,893,194
WRITTEN CALL OPTIONS		(0.5)	(1,579,500)
LIABILITIES IN EXCESS OF OTHER ASSETS	(23.2)		(68,775,542)
NET ASSETS (Equivalent to $12.87 per share based on 23,032,573 shares of common stock outstanding)	100.0%		$296,538,152
		Number of Contracts
WRITTEN CALL OPTIONS—UNITED STATES	(0.5)%
S&P 500 Index, USD Strike Price 1,955, expires 7/19/14		500	$(848,000)
S&P 500 Index, USD Strike Price 1,960, expires 7/19/14		550	(731,500)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$1,898,328)			$(1,579,500)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

EUR  Euro Currency

GBP  Great British Pound

GDR  Global Depositary Receipt

MLP  Master Limited Partnership

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $140,127,786 in aggregate has been pledged as collateral.

b  Non-income producing security.

c  All or a portion of the security is pledged in connection with written option contracts: $41,067,575 in aggregate has been pledged to collateral.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.7% of the net assets of the Fund, none of which are illiquid.

e  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Sector Summary	% of Managed Assets
Financial (Common)	14.2
Technology (Common)	9.9
Industrials (Common)	9.7
Energy (Common)	9.3
Health Care (Common)	7.5
Real Estate (Common)	7.3
Consumer—Cyclical (Common)	4.9
Closed-End Funds	4.5
Pipelines (Common)	4.5
Materials (Common)	3.8
Consumer—Non-Cyclical (Common)	3.7
Banks—Foreign (Preferred)	3.2
Consumer Staples (Common)	1.9
Consumer Discretionary (Common)	1.8
Electric (Common)	1.4
Communications (Common)	1.4
Toll Roads (Common)	1.2
Automotive (Common)	1.2
Gas Distribution (Common)	1.1
Telecommunication Services (Common)	0.9
Airports (Common)	0.9
Hotel (Common)	0.8
Information Technology (Common)	0.7
Real Estate (Preferred)	0.7
Insurance (Corporate Bonds)	0.5
Shipping (Common)	0.4
Insurance (Preferred)	0.4
Transport—Rail (Common)	0.4
Insurance (Common)	0.3
Railways (Common)	0.3
Industrials (Preferred)	0.3
Banks (Preferred)	0.3
Water (Common)	0.2
Marine Ports (Common)	0.2
Other	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$296,956,063)	$366,893,194
Cash	1,094,173
Foreign currency, at value (Identified cost—$65,663)	65,656
Receivable for:
Investment securities sold	1,252,750
Dividends and interest	1,051,834
Other assets	36,420
Total Assets	370,394,027
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Options (Premiums received—$1,898,328)	1,579,500
Investment securities purchased	1,458,123
Dividends declared on common shares	448,685
Investment management fees	303,185
Interest expense	52,119
Administration fees	24,255
Directors' fees	1,677
Other liabilities	188,331
Total Liabilities	73,855,875
NET ASSETS	$296,538,152
NET ASSETS consist of:
Paid-in capital	$312,986,445
Dividends in excess of net investment income	(9,856,771)
Accumulated net realized loss	(76,857,961)
Net unrealized appreciation	70,266,439
$296,538,152
NET ASSET VALUE PER COMMON SHARE:
($296,538,152 ÷ 23,032,573 shares outstanding)	$12.87
MARKET PRICE PER COMMON SHARE	$12.69
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(1.40)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income (net of $256,708 of foreign withholding tax)	$5,264,000
Interest income	483,999
Total Investment Income	5,747,999
Expenses:
Investment management fees	1,779,855
Interest expense	312,900
Administration fees	175,117
Professional fees	67,786
Custodian fees and expenses	47,308
Shareholder reporting expenses	29,753
Transfer agent fees and expenses	9,521
Directors' fees and expenses	9,124
Line of credit fees	8,024
Miscellaneous	52,999
Total Expenses	2,492,387
Net Investment Income	3,255,612
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,288,299
Options	(5,597,429)
Foreign currency transactions	(8,676)
Net realized gain	15,682,194
Net change in unrealized appreciation (depreciation) on:
Investments	4,315,284
Options	2,667,609
Foreign currency translations	2,151
Net change in unrealized appreciation (depreciation)	6,985,044
Net realized and unrealized gain	22,667,238
Net Increase in Net Assets Resulting from Operations	$25,922,850

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$3,255,612	$4,812,375
Net realized gain	15,682,194	21,752,212
Net change in unrealized appreciation (depreciation)	6,985,044	21,872,329
Net increase in net assets resulting from operations	25,922,850	48,436,916
Dividends and Distributions to Common Shareholders from:
Net investment income	(12,898,241)	(16,234,140)
Tax return of capital	—	(9,562,342)
Total dividends and distributions to common shareholders	(12,898,241)	(25,796,482)
Total increase in net assets applicable to common shares	13,024,609	22,640,434
Net Assets Applicable to Common Shares:
Beginning of period	283,513,543	260,873,109
End of period[a]	$296,538,152	$283,513,543

a  Includes dividends in excess of net investment income of $9,856,771 and $214,142, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,922,850
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(143,941,259)
Net purchases, sales and maturities of short-term investments	(300,000)
Net amortization of premium	10,027
Proceeds from sales and maturities of long-term investments	159,735,994
Net increase in dividends and interest receivable and other assets	(104,475)
Net increase in interest expense payable, accrued expenses and other liabilities	34,774
Decrease in premiums received from options	(89,760)
Net change in unrealized appreciation on options	(2,667,609)
Net change in unrealized appreciation on investments	(4,315,284)
Net realized gain on investments	(21,288,299)
Cash provided by operating activities	12,996,959
Cash Flows from Financing Activities:
Distributions paid on common shares	(12,903,798)
Increase in cash	93,161
Cash at beginning of period (including foreign currency)	1,066,668
Cash at end of period (including foreign currency)	$1,159,829

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2014, interest paid was $314,928.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value per common share, beginning of period	$12.31	$11.33	$10.67	$11.96	$11.91	$9.94
Income (loss) from investment operations:
Net investment income	0.14 [a]	0.21 [a]	0.26	0.33	0.31	0.38
Net realized and unrealized gain (loss)	0.98	1.89 [b]	1.52	(0.50)	0.86	2.83
Total from investment operations	1.12	2.10	1.78	(0.17)	1.17	3.21
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	—	(0.02)
Total dividends and distributions to preferred shareholders	—	—	—	—	—	(0.02)
Total from investment operations applicable to common shares	1.12	2.10	1.78	(0.17)	1.17	3.19
Less dividends and distributions to common shareholders from:
Net investment income	(0.56)	(0.70)	(0.28)	(0.30)	(0.31)	(0.37)
Tax return of capital	—	(0.42)	(0.84)	(0.82)	(0.81)	(0.85)
Total dividends and distributions to common shareholders	(0.56)	(1.12)	(1.12)	(1.12)	(1.12)	(1.22)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	—	—	—	0.00 [c]	(0.00)[c]
Anti-dilutive effect from the repurchase of common shares	—	—	—	0.00 [c]	—	—
Net increase (decrease) in net asset value per common share	0.56	0.98	0.66	(1.29)	0.05	1.97
Net asset value, per common share, end of period	$12.87	$12.31	$11.33	$10.67	$11.96	$11.91
Market value, per common share, end of period	$12.69	$11.34	$10.32	$9.30	$11.21	$11.29
Total net asset value return[d]	9.31%[e]	20.09%	17.80%	–0.38%	11.18%	37.19%
Total market value return[d]	17.00%[e]	21.46%	23.10%	–7.36%	9.93%	64.47%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of period (in millions)	$296.5	$283.5	$260.9	$245.7	$276.1	$274.0
Ratio of expenses to average daily net assets applicable to common shares[f]	1.74%[g]	1.81%	1.91%	2.01%	2.22%	2.25%[h]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[f]	1.52%[g]	1.57%	1.61%	1.65%	1.71%	1.86%[h]
Ratio of net investment income to average daily net assets applicable to common shares[f]	2.27%[g]	1.78%	2.26%	2.46%	2.51%	3.10%[h]
Ratio of expenses to average daily managed assets[f,i]	1.40%[g]	1.44%	1.50%	1.56%	1.70%	1.68%[h]
Portfolio turnover rate	40%[e]	81%	44%	56%	53%	85%
Preferred Shares/Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	525%	506%	474%	452%	454%	451%
Asset coverage per $1,000 for revolving credit agreement	$5,248	$5,062	$4,737	$4,521	$4,539	$4,513

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88 and the total return on an NAV basis would have been 20.05%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Does not include expenses incurred by the closed-end funds in which the Fund invests.

g  Annualized.

h  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

i  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$329,575,375	$329,575,375	$—	$—
Closed-End Funds	16,554,322	16,554,322	—	—
Preferred Securities— $25 Par Value	6,567,273	6,567,273	—	—
Preferred Securities— Capital Securities	11,252,448	—	11,252,448	—
Corporate Bonds	1,704,533	—	1,704,533	—
Purchased Call Options	339,200	339,200	—	—
Warrants—Hong Kong	43	43	—	—
Money Market Funds	900,000	—	900,000	—
Total Investments[a]	$366,893,194	$353,036,213	$13,856,981	$—
Written Call Options	$(1,579,500)	$(1,579,500)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(1,579,500)	$(1,579,500)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it likely that a portion of the distributions will be reclassified to return of capital upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended June 30, 2014, the Fund incurred $142,388 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,036 for the six months ended June 30, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $144,997,637 and $159,731,843, respectively.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Transactions in written options during the six months ended June 30, 2014, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	1,305	$1,988,088
Options written	7,929	17,716,932
Options expired	(561)	(903,378)
Options terminated in closing transactions	(4,554)	(10,850,362)
Options exercised	(3,069)	(6,052,952)
Options outstanding at June 30, 2014	1,050	$1,898,328

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2014 and the effect of derivatives held during the six months ended June 30, 2014, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2014 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Option contracts[a]	—	$—	Payable for Options	$1,579,500

a  Option contracts executed with Goldman Sachs & Co. are not subject to a master netting arrangement or another similar arrangement.

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Appreciation
Option contracts	Net Realized and Unrealized Gain (Loss)	$(5,597,429)	$2,667,609

At June 30, 2014, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written call options	$—	$731,500

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2014:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Assets[b]
Morgan Stanley & Co. LLC	$731,500	$—	$(731,500)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$296,956,063
Gross unrealized appreciation	$72,748,677
Gross unrealized depreciation	(2,811,546)
Net unrealized appreciation	$69,937,131

As of December 31, 2013, the Fund had a net capital loss carryforward of $92,511,700, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $5,935,068 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $1,081,199 and net ordinary losses of $123,384 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through the fiscal year ended December 31, 2014.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into an $80,000,000 secured, committed revolving credit agreement (credit agreement) with State Street Bank and Trust Company (State Street). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2014, the Fund had outstanding borrowings of $69,800,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 0.9%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	17,078,428.657	489,344.414
Michael Clark	17,097,743.047	470,030.024
Richard E. Kroon	17,121,173.484	446,599.587

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (07/27/07)	One Year	Five Years	Since Inception (07/27/07)
27.26%	16.69%	5.85%	29.67%	19.19%	4.94%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

Changes to the Portfolio Management Team

On June 17, 2014, the Fund's Board of Directors approved changes to the Fund's portfolio managers. Effective August 1, 2014, Christopher Rhine, Anatoliy Cherevach and Jamelah Leddy are added as portfolio managers of the Fund.

Christopher Rhine is a portfolio manager of the Fund and vice president of the investment manager. He joined the investment manager in 2012 as an analyst specializing in natural resource equities and large cap value stocks. From 2002 to 2012, Mr. Rhine was an equity analyst with Blackrock, where he primarily covered the global industrials and materials sectors.

Anatoliy Cherevach is a portfolio manager of the Fund. He joined the investment manager in 2005 as a research analyst for large cap value portfolios specializing in the financial, health care and utilities sectors. Previously, Mr. Cherevach was an analyst at WM Advisors for five years covering the financial, healthcare, utilities, energy and REIT sectors.

Jamelah Leddy is a portfolio manager of the Fund. She joined the investment manager in 2006 as a research analyst. She specializes in the consumer discretionary, consumer staples and telecommunications sectors. Prior to joining the investment manager, Ms. Leddy was an analyst at McAdams Wright Ragen covering companies primarily in the consumer and industrial sectors.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the Subadvisors), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel, including the leadership changes to the large cap value investment team, effective August 1, 2013. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and a relevant benchmark. The Board of Directors considered that the Fund outperformed the medians of the Peer Funds for the one-. three- and five-year periods ended March 31, 2014, ranking first out of four funds for each period. The Board of Directors also considered that the Fund outperformed the relevant benchmark for the one-, three- and five-year periods ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, upcoming changes to the large cap value investment team and the Investment Manager's and the Subadvisors' performance in managing other global funds. The Board of Directors determined that the Fund's performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fees and total expense ratios at common asset levels compared to the medians of the Peer Funds, noting that the Fund's

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

expenses were the highest in the group in both expense categories. The Board of Directors noted that the Fund was the only leveraged fund of the Peer Funds and, as a result, will not fare as well in the expense comparison at common asset levels, as a greater amount of leverage will result in higher common asset expense levels. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the administration agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Yigal D. Jhirad
Vice President

Richard E. Helm
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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INBSAR

Semiannual Report June 30, 2014

Cohen & Steers Global Income Builder

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 5, 2014